                                                                    EXHIBIT 10.8

                               SUBLEASE AGREEMENT

     This Sublease Agreement ("SUBLEASE") is executed as of August 29, 1997, by and between APL Land Transport Services, Inc. ("SUBLANDLORD") and VASCO Corp. (the "SUBTENANT").

                                  WITNESSETH:

     WHEREAS, Sublandlord is the tenant of the premises herein demised and other premises under a certain Office Lease dated March 29, 1993 by and between Sublandlord, as tenant, and LaSalle National Trust, N.A., not personally, but as Trustee under Trust Agreement dated July 15, 1984 and known as Trust No. 108702, as landlord, which lease, as amended and supplemented to date, is hereinafter referred to as the "BASE LEASE." The term "LANDLORD" as used herein shall mean the successors and assigns of the original landlord under the Base Lease.

     WHEREAS, Sublandlord has agreed with Subtenant to sublease to Subtenant certain of the premises leased by Sublandlord under the terms of the Base Lease, upon the terms and conditions herein provided.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

     1. Premises. Sublandlord hereby leases to Subtenant a portion of those certain premises leased to Sublandlord under the Base Lease (the "SUBLEASED PREMISES") consisting of approximately Nine Thousand Five Hundred Twenty-Seven (9,527) rentable square feet, as described and shown on Exhibit A attached hereto, which Subleased Premises are located on the second (2nd) floor of the building commonly known as 1901 South Meyers Road, Oakbrook Terrace, Illinois (the "BUILDING"). Said designation of the size of the Subleased Premises shall be determinative between the parties.

     2. Term of Sublease. The term of the Sublease shall commence on September 15, 1997 (the "COMMENCEMENT DATE") and shall terminate on November 15, 1999, unless sooner terminated as provided herein.

     3. Rental. (a) As rental for the use of the Subleased Premises, Subtenant shall pay Monthly Gross Rent to Sublandlord as follows:

               Effective Period                           Monthly Gross Rent
               ----------------                           ------------------
        September 15, 1997 - November 30, 1997                $ 7,366.67
        December 1, 1997 - November 14, 1998                  $12,702.67
        November 15, 1998 - November 15, 1999                 $13,179.02

                                       1

Rent shall be prorated for partial months within the lease term and for partial months in the rent schedule set forth in this Paragraph 3. Such rental shall be payable in advance on the first day of each month during the term hereof. Monthly Gross Rent for the first month of the sublease term shall be paid upon Sublessee's execution of this Sublease.

     (b) All rentals shall be payable to Sublandlord and shall be delivered to Sublandlord at such location as Sublandlord may from time to time designate in writing.

     (c) All charges, costs and sums required to be paid by Subtenant hereunder shall be deemed to be rent. Subtenant's covenant to pay rent shall be independent of any other covenant in this Sublease. Rent shall be paid without any set-off or deduction whatsoever.

     (d) As security for the performance of its obligations under this Sublease, Subtenant, upon its execution of this Sublease has paid to Sublandlord a security deposit (the "SECURITY DEPOSIT") in the amount of Twenty-Six Thousand Three Hundred Fifty-Eight and 04/100 Dollars ($26,358.04). The Security Deposit may be applied by Sublandlord to cure any default of Subtenant and upon notice by Sublandlord of such application, Subtenant shall replenish the Security Deposit in full by promptly paying to Sublandlord the amount so applied. Within forty five (45) days after the Expiration Date, Sublandlord shall return to Subtenant the balance, if any, of the Security Deposit, along with an itemized accounting of any reductions from the Security Deposit. The Security Deposit shall not be deemed an advance payment of Rent or measure of damages for any default by Subtenant under this Sublease, except as provided herein, nor shall it be a bar or defense to any action that Sublandlord may at any time commence against Subtenant. Sublandlord shall not be required to segregate the Security Deposit from its general funds. Subtenant shall not be entitled to any interest payment on the Security Deposit.

Subtenant shall, upon written request from Sublandlord, deposit additional monies with Sublandlord as an addition to the Security Deposit so that the total amount of the Security Deposit shall at all times bear the same proportion to the then current Monthly Gross Rent as the Security Deposit bears to the Monthly Gross Rent set forth in Paragraph 3(a) hereinabove.

     Notwithstanding anything contained herein to the contrary, in the event Subtenant does not breach any of its obligations hereunder during the term hereof, Subtenant may apply Thirteen Thousand One Hundred Seventy-Nine and 02/100 Dollars ($13,179.02) of the Security Deposit to rent owed for the final month of the sublease term.

     4. Use of Subleased Premises. (a) Subtenant shall use the Subleased Premises for general office purposes or as otherwise permitted by the Base Lease.

     (b) Subtenant shall be conclusively deemed to have accepted the Subleased Premises in the condition existing on the date Subtenant first takes possession thereof and to have waived all claims relating to the condition of the Subleased Premises, except as provided herein. No agreement of Sublandlord to alter, remodel, decorate, clean or improve the Subleased Premises or the Building and no representation regarding the condition of the Subleased Premises has been made by or on behalf of Sublandlord to Subtenant, except as specifically stated in this Sublease. Notwithstanding anything contained herein to the contrary, within ten
(10) days following the Commencement Date, Sublandlord shall clean the Subleased Premises, shampoo the carpeting and repair any damage resulting from its removal of furniture and equipment. Additionally, Sublandlord shall repair the leaks in the phone room and the sink in the front kitchen area of the Subleased Premises.

     (c) Subtenant shall make arrangements directly with the telephone company for telephone service to the Subleased Premises. Subtenant shall promptly pay and be solely responsible for the entire cost of all such service. Subtenant shall also pay upon Sublandlord's demand the cost of removing any special equipment installed in the Subleased Premises by Subtenant or installed by Sublandlord at Subtenant's request, upon expiration of the term of the Sublease or the termination of this Sublease. Sublandlord agrees that Subtenant shall have the non-exclusive use of the racking and wiring in the phone room in the Subleased Premises. Subtenant shall permit other occupants of the Premises leased by Sublandlord in the Building to access and use said racking and wiring, as required for said occupants' use.

Subtenant shall make all necessary arrangements with the utility company serving the Building for electricity to be used in the Subleased Premises, and Subtenant shall pay all charges with respect thereto before the same shall be due. Subtenant acknowledges that Subtenant shall cause the electrical service to the Subleased Premises to be transferred into Subtenant's name as of the Commencement Date. Subtenant shall make no alterations or additions to the wiring installation, electric equipment or appliances without the prior written consent of Sublandlord in each instance. Subtenant acknowledges that the electrical feeder or riser capacity serving the Subleased Premises on the Commencement Date is adequate to serve its use of the same. Subtenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation. To the extent permitted by the Base Lease, Subtenant may install wiring within the Leased Premises for its business use, provided that said wiring does not affect any mechanical systems of the Building and Subtenant removes said wiring upon termination of the Sublease.

     (d) Subtenant shall be entitled to possession of the Subleased Premises upon the Commencement Date. Subtenant shall not occupy or use the Subleased Premises (or permit the use or occupancy of the Subleased Premises) for any purpose or in any manner which: (a) is unlawful or in violation of any applicable legal, governmental or quasi-governmental requirement, ordinance or rule (including the Board of Fire Underwriters); (b) may be dangerous to persons or property; (c) may invalidate or increase the amount of premiums for any policy of insurance affecting the Building; or (d) creates a nuisance, disturbs any other tenant of the Building or the occupants of neighboring property or injures the reputation of the Building.

     5. Maintenance and Repairs. (a) Unless provided otherwise herein, Subtenant shall, at Subtenant's sole cost and expense and to the extent required of the tenant under the Base Lease, keep the Subleased Premises in good repair and condition, and shall perform all obligations of Sublandlord under the Base Lease with respect thereto. Said obligation shall include, without limitation, repairs to and maintenance of the separate air conditioning unit that cools the telephone equipment room in the Subleased Premises.

     (b) Upon the termination of this Sublease, Subtenant shall deliver possession of the Subleased Premises to Sublandlord in good order, condition and repair, and otherwise as required by, and subject to, the provisions of the Base Lease.

     (c) Subtenant shall not, without the prior written consent of Sublandlord, make or cause to be made any alterations, improvements, additions or installations in or to the Subleased Premises. Notwithstanding anything herein to the contrary, Subtenant may adorn and/or decorate the Subleased Premises (excluding wall coverings) without Sublandlord's prior consent, to the extent Sublandlord may do so under the Base Lease; provided, however, Subtenant shall repair all damage caused thereto prior to the termination of the term hereof. Sublandlord may require as a condition of granting such consent that, before commencement of any such work or delivery of any materials into the Subleased Premises or the Building, Subtenant shall furnish to Sublandlord and Landlord for approval architectural plans and specifications, names and addresses of all contractors, contracts, necessary permits and licenses, certificates of insurance and instruments of indemnification against any and all claims, costs, expenses, damages and liabilities which may arise in connection with such work, all in such form and amount as may be satisfactory to Sublandlord and Landlord. In addition, prior to commencement of any such work or delivery of any materials into the Subleased Premises, Subtenant shall provide Sublandlord with appropriate evidence of Subtenant's ability to pay for such work and materials in full, and, if requested by Sublandlord or Landlord, shall deposit with Sublandlord at such time such security for the payment of said work and materials as Sublandlord may require. Whether or not Subtenant furnishes the foregoing, Subtenant agrees to hold Sublandlord, Landlord and their respective agents and employees forever harmless against all claims and liabilities of every kind, nature and description which may arise out of or in any way be connected with such work. All such work shall be done only by contractors or mechanics approved by Sublandlord and Tenant (which approval may be withheld in Sublandlord's and Landlord's sole discretion) and at such time and in such manner as Sublandlord and Landlord may from time to time designate. Subtenant shall pay the cost of all such work and the cost of decorating the Subleased Premises and the Building occasioned thereby. Upon completion of such work, Subtenant shall furnish Sublandlord with contractor's affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used in connection therewith. All such work shall be in accordance with the Base Lease, applicable legal, governmental and quasi-governmental requirements, ordinances and rules (including the Board of Fire Underwriters), and all requirements of applicable insurance companies. All such work shall be done in a good and workmanlike manner, with the use of good grades of materials and in conformity with so-called building standards. Except for trade fixtures, all alterations, improvements, additions and installations to or on the Subleased Premises shall become part of the Subleased Premises at the time of their installation and, at the election of Sublandlord or Landlord, shall remain in the Subleased Premises at the expiration or termination of this Sublease, or termination of Subtenant's right of possession of the Subleased Premises, without compensation or credit to Subtenant. Subtenant shall not pledge, mortgage, hypothecate or in any way create a security interest in and to any of the alterations and improvements provided for herein to any creditor or third party without the prior written consent of Sublandlord and Landlord, which shall not be unreasonably withheld or delayed.

     6. Assignment. Subtenant shall not sublease, assign, mortgage, pledge, hypothecate or otherwise transfer or permit the transfer of this Sublease or the interest of Subtenant in this Sublease, in whole or in part, by operation of law or otherwise. If Subtenant or the beneficiary of Subtenant is a partnership, a withdrawal or change, voluntary, involuntary or by operation of law, of any partner or partners owning fifty-one percent (51%), whether by a single transaction or event or by cumulative transactions or events, or more of the partnership interest, or the dissolution of the partnership shall be deemed an assignment of this Sublease. If Subtenant is an Illinois land trust or other trust, a change in the beneficial ownership shall be deemed an assignment of this Sublease. If Subtenant, or the beneficiary of Subtenant is a corporation, any dissolution, merger, consolidation, or reorganization of the Subtenant or the sale or transfer of a controlling percentage of the capital stock of the Subtenant, whether by a single transaction or event or by cumulative transactions or events, shall be deemed an assignment of this Sublease. If the Subtenant consists of more than one person, a purported assignment, voluntary, involuntary, or by operation of law, from a majority of such persons to any or all of the others shall be deemed an assignment of this Sublease.

     7. Concerning the Base Lease. (a) It is understood and agreed that the interest of Sublandlord hereunder and in the Subleased Premises hereby demised is solely as tenant under the Base Lease, and that this Sublease and Subtenant's rights and Sublandlord's obligations hereunder are subject to and subordinate to the Base Lease. Notwithstanding anything contained herein to the contrary, in the event Subtenant shall be in default of the provisions of this Sublease Agreement, Sublandlord shall have the right to exercise its early termination option under the Base Lease.

     Provided Subtenant shall not be in default hereunder, Sublandlord shall comply with its obligations under the Base Lease, except to the extent said obligations are to be performed by Subtenant hereunder.

     (b) There are hereby reserved unto Sublandlord all rights reserved to the Landlord under the Base Lease. Sublandlord shall promptly deliver to Subtenant copies of all notices received by Sublandlord from Landlord with reference to the Subleased Premises or otherwise.

     (c) Sublandlord shall have the benefit of all covenants and undertakings of the Landlord under the Base Lease insofar as they apply to the Subleased Premises, including the right to enforce such covenants and undertakings, by litigation or otherwise. Except as otherwise provided herein, the sole obligation of Sublandlord hereunder with respect thereto shall be to give notice to the Landlord under the Base Lease of any non-performance thereof when Sublandlord hereunder shall receive written notice thereof from Subtenant hereunder, and to demand performance of same. Subtenant shall promptly deliver to Sublandlord copies of all notices received by Subtenant from Landlord with reference to the Subleased Premises or otherwise.

     (d) As to the Subleased Premises, Subtenant hereby covenants and agrees to be bound by and to perform every term, provision, covenant and condition, expressed or implied, imposed upon Sublandlord by the Base Lease, except as otherwise expressly provided herein with reference to rentals which are to be paid directly by Subtenant to Sublandlord, and except as otherwise expressly provided pursuant to the other provisions of this Sublease, provided the same are more restrictive than the applicable provisions in the Base Lease. All such obligations so assumed by Subtenant hereunder shall be for the benefit of, and shall be enforceable by, Sublandlord or Landlord or both. Subtenant agrees not to take or omit (or to permit to be taken or omitted) any action in violation of the terms and conditions of the Base Lease, and Subtenant hereby agrees to indemnify, defend and hold Sublandlord harmless from and against any and all claims, expenses, damages and liabilities (including attorneys' fees and costs) to which Sublandlord may be subject by reason of Subtenant's failure to comply with any of the terms and conditions of the Base Lease, as to the Subleased Premises. Further, Sublandlord hereby agrees to indemnify, defend and hold Subtenant harmless from and against any and all claims, expenses, damages and liabilities (including attorneys' fees and costs) to which Subtenant may be subject by reason of Sublandlord's failure to comply with any of the terms and conditions of the Base Lease after cure periods, including, without limitation, any default or breach by Sublandlord or any other subtenant of Sublandlord in the Building.

     (e) Notwithstanding anything to the contrary in this Sublease, all of the Subtenant's rights hereunder shall be subject to prior or subsequent termination of the Base Lease, pursuant to any provisions thereof, or otherwise.

     8. Indemnity, Exoneration. (a) Subtenant shall defend, hold harmless and indemnify Sublandlord at all times against any loss, damage, costs or expenses by reason of any accident, injury (including death), loss or damage occurring on or about the Subleased Premises or resulting from any act or thing done or omitted to be done on or about the Subleased Premises by Subtenant or Subtenant's agents, employees, invitees and/or contractors.

     (b) Neither Sublandlord, nor its agents, partners, employees or contractors shall be liable for any accident, injury (including death), loss or damage resulting to any person or property sustained by Subtenant or Subtenant's agents, employees, contractors or invitees, or any occupant of the Building or anyone claiming by or through them and resulting from any defect in the Building or the Subleased Premises, or in any equipment or appurtenance in the same, or resulting from any accident or occurrence in or about the Building or the Subleased Premises, or resulting directly or indirectly from any acts of negligence of any tenant or other occupant of Building, or of any person or entity whatsoever. All property of Subtenant or Subtenant's agents, employees, contractors and invitees, or of any occupant or user of the Subleased Premises shall be at the risk of Subtenant or such other person or entity only, and Sublandlord shall not be liable for any damage thereto.

     9. Default by Subtenant. In the event of the breach by Subtenant of any of the terms, provisions, covenants, conditions or agreements of this Sublease Agreement, or of the Base Lease, Sublandlord shall have all the rights of the Landlord under the Base Lease and Subtenant shall be subject to all provisions thereof respecting the Subtenant under the Base Lease.

     10. Notices. All notices required or permitted to be given hereunder shall be in writing and shall be deemed given and delivered, whether or not received, when personally delivered by the other party or its designated agent or courier service, or, if sent by mail, when deposited in the United States Mail, postage prepaid and properly addressed, certified mail, return receipt requested, at the following addresses: (i) To Sublandlord: American President Lines, 2021 Spring Road, Suite 300, Oak Brook, Illinois 60523, Attention: Mr. Neal West, and to Paul R. Diamond, Holleb & Coff, 55 East Monroe Street, Suite 3900, Chicago, Illinois 60603 or such other addresses as Sublandlord shall designate by written notice to Subtenant; and (ii) To Sub-tenant: Mr. Greg Apple at the address of the Subleased Premises after the Commencement Date and at 1917 South Highland, Lombard, Illinois 60148 prior to the Commencement Date, or such other address as Subtenant shall designate by written notice to Sublandlord.

     11. Condition Precedent. This Sublease, and the rights and obligations of all parties hereto, are subject to the condition precedent of the consent of such Landlord to the making of this Sublease Agreement.

     12. Holding Over. Notwithstanding anything contained in the Base Lease to the contrary, for each month or portion thereof Subtenant retains possession of the Subleased Premises, or any portion thereof, after the expiration or termination of this Sublease, Subtenant shall pay Sublandlord one hundred fifty percent (150%) of the most recent Monthly Gross Rent, and Subtenant shall also pay all damages sustained by Sublandlord by reason of such retention of possession. The provisions of this Paragraph shall not constitute a waiver by Sublandlord of any re-entry rights of Sublandlord herein or by law provided.

     13. Real Estate Brokers. Subtenant represents that Subtenant has not dealt with any real estate brokers, sales persons, or finders in connection with this Sublease other than Trammell Crow Company and BKB Commercial and no other persons initiated or participated in the negotiation of this Sublease, or showed the Subleased Premises to Subtenant. Subtenant hereby agrees to indemnify, defend and hold harmless Sublandlord from and against any and all liabilities and claims for commissions and fees arising out of a breach of the foregoing representation.

     14. Late Charges. Notwithstanding anything contained in the Base Lease to the contrary, all payments due from Subtenant to Sublandlord that are delinquent by five (5) days or more (i) shall bear interest at twelve percent (12%) per annum or the maximum rate permitted by law, and (ii) Subtenant shall pay a flat late charge of five percent (5%) of the delinquent rent.

     15. Sublandlord's Right to Perform Subtenant's Duties. Notwithstanding anything contained in the Base Lease, if Subtenant fails to timely perform any of its duties under this Sublease, Sublandlord shall have the right (but not the obligation), to perform such duty on behalf and at the expense of Subtenant without further prior notice to Subtenant, and all sums expended or expenses incurred by Sublandlord in performing such duty shall be deemed to be rent under this Sublease and shall be due and payable upon demand by Sublandlord, together with an administration charge of fifteen percent (15%) of the amounts so expended.

     16. Cross-Default. Any default by Subtenant under this Sublease shall constitute a default by Subtenant under any other lease, sublease or other rental arrangement with Sublandlord for space in the Building. Any default by Subtenant under any other lease, sublease or rental arrangement with Sublandlord for space in the Building shall constitute a default by Subtenant under this Sublease.

     17. Furniture. Sublandlord and Subtenant agree that Sublandlord shall leave all of the furniture presently located in the Subleased Premises. Sublandlord and Subtenant have entered into that certain Furniture Sale and Purchase Agreement dated of even date herewith with respect to the purchase and sale of said furniture, the form of which Agreement is attached hereto as Exhibit B.

     18. Recording. Neither Sublandlord nor Subtenant shall record this Sublease; provided, however if Sublandlord requests, the parties shall execute and acknowledge a short form of sublease for recording purposes which shall be recorded at Sublandlord's expense.

     19. Joint Effort. The preparation of this Sublease has been a joint effort of the parties hereto and the resulting document shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than the other.

     20. Calculation of Time. Unless specifically stated otherwise, any reference herein to a specific period of days shall be interpreted as a reference to calendar days; provided, however, that if such period would otherwise end on a Saturday, Sunday or generally recognized holiday, then the period shall be deemed to end on the following day.

     21. Partial Invalidity. If any term, covenant or condition of this Sublease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Sublease or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each term, covenant or condition of this Sublease shall be valid and be enforced to the fullest extent permitted by law.

     IN WITNESS WHEREOF, the parties hereto have executed this Sublease Agreement the day and year first above written.

Sublandlord:                                     Subtenant:

APL LAND TRANSPORT SERVICES, INC.                VASCO Corp.

By:  ________________________                    By:  ____________________
Its: ________________________                    Its: ____________________

                                   EXHIBIT A

                                   EXHIBIT B

                     FURNITURE SALE AND PURCHASE AGREEMENT

     THIS FURNITURE SALE AND PURCHASE AGREEMENT (this "Agreement") is dated as of the 9th day of July, 1997, by and between APL LAND TRANSPORT SERVICES, INC. ("Seller"), and VASCO CORP. ("Purchaser").

                                R E C I T A L S:

     WHEREAS, Seller and Purchaser are entering into that certain Sublease Agreement dated as of even date herewith (the "Sublease"), pursuant to which Purchaser is subleasing from Seller a certain portion of Seller's office space in Oakbrook Terrace, Illinois (the "Subleased Premises"); and

     WHEREAS, As part of the Sublease, Seller desires to sell, transfer and assign to Purchaser, and Purchaser wishes to purchase from Seller, all of the furniture listed on Schedule 1 attached hereto and made a part hereof (collectively, the "Purchased Assets"), upon the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants, warranties, representations and conditions contained in this Agreement, the parties hereto hereby agree as follows:

     1. Sale and Purchase of Purchased Assets.

     (a) Purchased Assets. On the terms and subject to the conditions contained herein, Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, as of the date hereof, all of Seller's right, title and interest in and to all of the Purchased Assets.

     (b) Transfer of Title to Purchased Assets; Possession of Purchased Assets Prior to Final Payment. Title to the Purchased Assets shall pass from Seller to Purchaser as of the Commencement Date under the Sublease. At such time (the "Purchase Date"), Seller shall sell, assign, transfer, convey and deliver to Purchaser all of the Purchased Assets by bills of sale, assignments, endorsements and other good and sufficient instruments of transfer necessary to vest in Purchaser good, complete and indefeasible title to the Purchased Assets.

     2. Purchase Price for Purchased Assets.

     (a) Purchase Price. The total purchase price for the Purchased Assets shall be an amount equal to Fifteen Thousand Dollars ($15,000.00) (the "Purchase Price").

     (b) Payment of Purchase Price. Purchaser shall pay the Purchase Price to Seller upon Purchaser's execution of this Agreement.

     (c) Allocation of Purchase Price. Purchaser and Seller agree that the Purchase Price shall be allocated among the Purchased Assets for all purposes, including the filing of all tax returns and

Internal Revenue Service Form 8594, in the manner determined by Seller.
Each party will promptly notify the other if the Internal Revenue Service or any other taxing authority proposes to reallocate the Purchase Price other than as determined by Seller.

     3. Seller's Representation as to Title. Seller has, on the date hereof, good and marketable title to all of the Purchased Assets, free and clear of any security interest, mortgage, lien, charge, restriction, encumbrance, conditional sale agreement, claim, pledge or right of any party (collectively, "Liens"). THE PURCHASED ASSETS TO BE CONVEYED HEREUNDER SHALL BE SOLD BY SELLER AND ACCEPTED BY PURCHASER ON AN "AS IS, WHERE IS" BASIS, AND, EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH HEREIN, SELLER MAKES NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE PURCHASED ASSETS, INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO THE QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ANY SUCH ITEMS.

     4. Miscellaneous.

     (a) Entire Agreement; Amendment. This Agreement and any others referred to herein constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and thereof, and supersede all prior and contemporaneous negotiations, undertakings and agreements, written or oral, between the parties. No representation, inducement, agreement, promise, understanding or waiver altering, modifying, taking from or adding to the terms and conditions hereof shall have any force or effect unless the same is in writing and validly executed by both parties hereto.

     (b) Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. This Agreement shall not be assignable by Purchaser without the prior written consent of Seller.

     (c) Notices. Any notice, request, instruction or other communication to be given hereunder by any party hereto shall be in writing and shall be deemed to have been duly given on the date of delivery, provided delivery is actually tendered at the appropriate address, addressed to the persons identified below
(i) in person, or (ii) by courier service, or (iii) by facsimile copy (with original copy mailed the same day), or (iv) three (3) calendar days after deposit in the mail by first class certified mail, postage prepaid, return receipt requested, all addressed as set forth below:

         If to Seller, to:      American President Lines
                                2021 Spring Road
                                Suite 300
                                Oak Brook, Illinois 60523
                                Attention:  Mr. Neal West
         with copies to:        Paul R. Diamond, Esq.
                                Holleb & Coff
                                55 East Monroe Street, Suite 3900
                                Chicago, Illinois 60603

         If to Purchaser, to:   VASCO Corp.
                                1917 South Highland
                                Lombard, Illinois  60148
                                Attention:  Mr. Greg Apple

         with a copy to:        Dennis V. Composto, Esq.
                                Laidley Sutter & Porter
                                339 North Milwaukee Avenue
                                Libertyville, Illinois  60048-2249

or to such other person or persons at such address or addresses as may be designated by written notice to the other party pursuant to this Section 4(c).

     (d) Waivers. No delay on the part of any party in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any waiver of any right, power or privilege operate as a waiver of any other right, power or privilege, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or of any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties otherwise may have at law or in equity.

     (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Furniture Sale and Purchase Agreement to be executed on its behalf by its duly authorized representative as of the date first written above.

                                       PURCHASER:

                                       VASCO CORP.

                                       By: _________________________________
                                       Its: ________________________________

                                       SELLER:

                                       AMERICAN LAND TRANSPORT SERVICES, INC.

                                       By: _________________________________
                                       Its: ________________________________

                                   SCHEDULE 1


                                Purchased Assets